UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      14a-6(e)(2))
[_]   Definitive Proxy Statement
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[_]   Soliciting Material Under Rule 14a-12

                          LEUCADIA NATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                          LEUCADIA NATIONAL CORPORATION

                              315 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10010

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2007

                             ----------------------

                                                                 April __, 2007
To our common shareholders:

        You are cordially invited to attend the annual meeting of shareholders of Leucadia National Corporation to be held on May 15, 2007, at 10:00 a.m., at PricewaterhouseCoopers LLP, CIBC Auditorium, 300 Madison Avenue, New York, New
York:

1. To elect eight directors.

2. To approve an amendment to our certificate of incorporation to increase the number of our common shares, par value $1.00 per share, authorized for issuance to 600,000,000 common shares. Currently, there are 300,000,000 common shares authorized for issuance.

3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of our company and our subsidiaries for the year ended December 31, 2007.

4. To transact any other business as may properly come before the meeting or any adjournments of the meeting.

        Only holders of record of our common shares at the close of business on March 29, 2007 will be entitled to notice of and to vote at the meeting. Please vote your shares, either (i) by signing, dating and mailing the enclosed proxy card in the accompanying postage prepaid envelope, (ii) by telephone using the toll-free telephone number printed on the proxy card, or (iii) by voting on the Internet, using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting.

                                         By Order of the Board of Directors.

                                         LAURA E. ULBRANDT
                                         Assistant Vice President and Secretary

                          LEUCADIA NATIONAL CORPORATION

                              315 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10010

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                             ----------------------

                                                                  April __, 2007

        This proxy statement is being furnished to the shareholders of Leucadia National Corporation, a New York corporation, in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of shareholders of the Company to be held on May 15, 2007 and at any adjournments thereof.

        At the meeting, shareholders will be asked:

        1.      To elect eight directors.

        2. To approve an amendment to our certificate of incorporation to increase the number of our common shares, par value $1.00 per share, authorized for issuance to 600,000,000 common shares. Currently, there are 300,000,000 common shares authorized for issuance.

        3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the consolidated financial statements of our company and our subsidiaries for the year ended December 31, 2007.

        4. To transact any other business as may properly come before the meeting or any adjournments of the meeting.

        The Board of Directors has fixed the close of business on March 29, 2007 as the record date for the determination of the holders of our common shares, par value $1.00 per share, entitled to notice of and to vote at the meeting. Each eligible shareholder will be entitled to one vote for each common share held on all matters to come before the meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone. At the close of business on March 29, 2007, there were 216,574,237 common shares entitled to vote.

        This proxy statement and the accompanying form of proxy are first being sent to holders of the common shares on or about April __, 2007.

                                   THE MEETING

DATE, TIME AND PLACE

        The annual meeting will be held on May 15, 2007, at 10:00 a.m., at PricewaterhouseCoopers LLP, CIBC Auditorium, 300 Madison Avenue, New York, New York.

MATTERS TO BE CONSIDERED

        At the meeting, shareholders will be asked to consider and vote to elect eight directors and to ratify the selection of independent auditors. See "ELECTION OF DIRECTORS," and "PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION" and "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS." The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

        Shareholders as of the record date, i.e., the close of business on March 29, 2007, are entitled to notice of and to vote at the meeting. As of the record date, there were 216,574,237 common shares outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

        Election of Directors. Under New York law, the affirmative vote of the holders of a plurality of the common shares voted at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withholds authority to vote for the nominee, including broker non-votes, will not be counted toward the nominee's achievement of a plurality.

        Approval of Amendment to Certificate of Incorporation. Approval of the amendment to our certificate of incorporation requires the affirmative vote of the holders of a majority of the outstanding common shares. Abstentions and broker non-votes will be treated as votes against the proposal to approve the amendment to our certificate of incorporation.


        Selection of Auditors. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors requires the affirmative vote of the holders of a majority of the common shares voted at the meeting. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of auditors, but do have the effect of reducing the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.

        Ian M. Cumming, Chairman of the Board of Directors of our company, beneficially owns 25,474,780 or approximately 11.7% of the common shares outstanding at the record date. Joseph S. Steinberg, a Director and President of our company, beneficially owns 28,042,592 or approximately 12.9% of the common shares outstanding at the record date. The Cumming Foundation, a private charitable foundation established by Mr. Cumming, beneficially owns 563,646 or approximately .3% of the common shares outstanding at the record date. Mr. Cumming disclaims beneficial ownership of the common shares held by the private charitable foundation. Messrs. Cumming and Steinberg have advised us that they intend to cause all common shares that they beneficially own to be voted in favor of each nominee named herein, in favor of the amendment to our certificate of incorporation and in favor of ratification of the selection of independent auditors. Mr. Cumming has advised us that he intends to cause all common shares owned by his charitable foundation to be voted in favor of each nominee named herein, in favor of the amendment to our certificate of incorporation and in favor of ratification of the selection of independent auditors. In addition to

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Messrs. Cumming and Steinberg, all our other directors and officers beneficially own approximately .4% of the common shares outstanding at the record date, excluding common shares acquirable upon the exercise of options.

VOTING AND REVOCATION OF PROXIES

        Shareholders are requested to vote by proxy in one of three ways:

            o   Use the toll-free telephone number shown on your proxy card;

            o Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or

            o Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

        Common shares represented by properly executed proxies, received by us or voted by telephone or via the Internet, which are not revoked will be voted at the meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named FOR the proposed amendment to Certificate of Incorporation and FOR ratification of the selection of independent auditors.

        Voting instructions, including instructions for both telephonic and Internet voting, are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. A control number, located on the proxy card, will identify shareholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. If you do vote by Internet or telephone, it will not be necessary to return your proxy card.

        If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

        If a shareholder neither returns a signed proxy card, votes by the Internet or by telephone, nor attends the meeting and votes in person, his or her shares will not be voted.

        Any proxy signed and returned by a shareholder or voted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of our company, at our address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by voting in person at the meeting. Attendance at the meeting will not alone constitute revocation of a proxy.

"HOUSEHOLDING" OF ANNUAL REPORT AND PROXY MATERIALS

        We have adopted a procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Annual Report and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

        Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

        If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the Annual Report and/or the proxy statement, or if you hold in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer and Trust Company, (in writing: 59 Maiden Lane, New York, New York 10038; by telephone: in the U.S., Puerto Rico and Canada, 1-800-937-5449; outside the U.S., Puerto Rico and Canada, 1-718-921-8200).

        If we are householding materials to your address and you wish to receive a separate copy of the 2006 Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact American Stock Transfer as indicated above.

        Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

PROXY SOLICITATION

        We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from shareholders by telephone, telegram, personal interview or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. In addition to solicitation by our directors, officers and employees, we have engaged Innisfree M&A Incorporated, a proxy solicitation agent, in connection with the solicitation of proxies for the meeting. We will bear the costs of the fees for the solicitation agent, which are not expected to exceed $7,500. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of common shares held of record by them, and these custodians will be reimbursed for their reasonable expenses.

INDEPENDENT AUDITORS

        We have been advised that representatives of PricewaterhouseCoopers LLP, our independent auditors for 2006, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              ELECTION OF DIRECTORS

        At the meeting, eight directors are to be elected to serve until the next meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the eight nominees named by the Board of Directors and listed on the following table. The Board of Directors does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for the substitute nominees as the Board of Directors may propose. The following information is as of March 29, 2007.


                                AGE, PERIOD SERVED AS DIRECTOR, OTHER BUSINESS
NAME AND PRESENT POSITION,      EXPERIENCE DURING THE LAST FIVE YEARS AND FAMILY
IF ANY, WITH THE COMPANY        RELATIONSHIPS, IF ANY
--------------------------      ------------------------------------------------

Ian M. Cumming,
  Chairman of the Board........ Mr. Cumming, 66, has served as a director and our Chairman of the Board since June 1978. In addition, he is Chairman of the Board of The FINOVA Group Inc. FINOVA is a middle market lender, in which we have an indirect 25% equity interest. Mr. Cumming is also a director of Skywest, Inc., a Utah-based regional air carrier, and HomeFed Corporation, a publicly held real estate development company, in which we have an approximate 29.9% equity interest, Mr. Cumming has an approximate 7.3% equity interest in HomeFed and a private charitable foundation, as to which Mr. Cumming disclaims beneficial ownership, has a 2.1% equity interest in HomeFed. Mr. Cumming is also a member of the Board of Managers of Premier Entertainment Biloxi, LLC, the owner of the Hard Rock Hotel & Casino in Biloxi, Mississippi, in which we own all of the preferred equity and 46% of the common equity. Mr. Cumming is also an alternate director of Fortescue Metals Group Ltd, an Australian public company that is engaged in the mining of iron ore, in which we have a 9.9% equity interest.

Paul M. Dougan................. Mr. Dougan, 69, has served as a director since
                                May 1985. Mr. Dougan is a private investor.
                                Until July 2004, he was a director and President and Chief Executive Officer of Equity Oil Company, a company engaged in oil and gas exploration and production.


Lawrence D. Glaubinger......... Mr. Glaubinger, 81, has served as a director since May 1979. Mr. Glaubinger is a private investor. He was Chairman of the Board of Stern & Stern Industries, Inc., a New York corporation, which primarily manufactures and sells industrial textiles, from November 1977 through 2000. He has also been President of Lawrence Economic Consulting Inc., a management consulting firm, since January 1977 and a manager of Bee Gee Trading Company LLC, a private commodities trading company, since July 2003.

Alan J. Hirschfield............ Mr. Hirschfield, 71, has served as a director since April 2004. Mr. Hirschfield is a private investor and consultant. From 1992 to 2000, he was Co-Chief Executive Officer of Data Broadcasting Corporation, which merged with Financial Times/Pearsons, Inc. Prior to that time, Mr. Hirschfield held executive positions in the financial and media industries. He is a director of Carmike Cinemas, Inc., a publicly-held motion picture exhibitor in the United States, in which we had (until August
                                2004) an approximate 6% equity interest, and is a director and Vice-Chairman of Cantel Medical Corp., a healthcare company.

                                AGE, PERIOD SERVED AS DIRECTOR, OTHER BUSINESS
NAME AND PRESENT POSITION,      EXPERIENCE DURING THE LAST FIVE YEARS AND FAMILY
IF ANY, WITH THE COMPANY        RELATIONSHIPS, IF ANY
--------------------------      ------------------------------------------------

James E. Jordan................ Mr. Jordan, 63, has served as a director since
                                February 1981. Mr. Jordan is a private investor. He was the Managing Director of Arnhold and S. Bleichroeder Advisers, LLC, a privately owned global investment management company from July 2002 to June 2005. Mr. Jordan is a director of First Eagle family of mutual funds, JZ Equity Partners Plc., a British investment trust company, and Florida East Coast Industries, Inc., a holding company with railroad and real estate interests.

Jeffrey C. Keil................ Mr. Keil, 63, has served as a director since
                                April 2004. Mr. Keil has been Chairman of
                                International Real Returns, LLC, a private investment advisor, since July 2004 and served as Chairman of its Executive Committee from January 1998 to June 2001. Mr. Keil was President, from July 2001 through June 2004, of Ellesse, LLC, a private advisory company. From 1996 to January 1998, Mr. Keil was a General Partner of Keil Investment Partners, a private fund that invested in the financial sector in Israel. From 1984 to 1996, Mr. Keil was President and a director of Republic New York Corporation and Vice Chairman of Republic National Bank of New York. He is a director of Anthracite Capital, Inc., a real estate investment trust, and Presidential Life Insurance Company, an insurance company.

Jesse Clyde Nichols, III....... Mr. Nichols, 67, has served as a director since
                                June 1978. Mr. Nichols is a private investor. He was President, from May 1974 through 2000, of Nichols Industries, Inc., a diversified holding company. Mr. Nichols is a director of Jordan Industries, Inc., a public company, of which we beneficially own approximately 10.1% of the common stock, which owns and manages manufacturing companies.

Joseph S. Steinberg,
President...................... Mr. Steinberg, 63, has served as a director since December 1978 and as our President since January 1979. He is also a director of FINOVA and Jordan Industries, Inc., a public company, of which we beneficially own approximately 10.1% of the common stock, which owns and manages manufacturing companies In addition, Mr. Steinberg is Chairman of the Board of HomeFed; Mr. Steinberg has an approximate 8.2% equity interest in HomeFed, a trust for the benefit of Mr. Steinberg's children has a .7% equity interest in HomeFed and a private charitable trust, as to which Mr. Steinberg disclaims beneficial ownership, has a .5% equity interest in HomeFed. Mr. Steinberg is a member of the Board of Managers of Premier Entertainment Biloxi and a director of Fortescue.

     The Board of Directors recommends a vote FOR the above-named nominees.

                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

DIRECTOR INDEPENDENCE

        Pursuant to our Corporate Governance Guidelines, a copy of which is available on our website, www.leucadia.com, the Board of Directors is required to affirmatively determine that a majority of the directors is independent under the listing standards of the New York Stock Exchange, the exchange on which the Company's common shares are traded. In accordance with the Guidelines, the Board of Directors undertakes an annual review of director independence. During this review, the Board considers all transactions and relationships between each director or any member of his immediate family and the Company, and its subsidiaries and affiliates. The Board also examines transactions and relationships between directors or their affiliates and Ian M. Cumming, our Chairman of the Board, and Joseph S. Steinberg, our President, and their respective affiliates. The purpose of this review is to determine whether any such relationships or transactions is considered a "material relationship" that would be inconsistent with a determination that a director is independent. The Board has not adopted any "categorical standards" for assessing independence, preferring instead to consider and disclose existing relationships with the non-management directors and the Company, Mr. Cumming or Mr. Steinberg.

        As a result of this review, the Board affirmatively determined that, other than Mr. Cumming and Mr. Steinberg, all of the Directors are independent of the Company and its management. In determining that all of the other Directors are independent, the Board reviewed the New York Stock Exchange corporate governance rules and also determined that the following relationships are not material relationships and therefore do not affect the independence determination: Mr. Cumming and Mr. Hirschfield are passive investors, each with a 15% passive interest, in a regional internet service provider, Mr. Cumming is a 6.6% passive stockholder in a restaurant that is 50% owned by Mr. Hirschfield and Mr. Cumming made a charitable contribution of $100,000 in 2004 to a non-profit private school of which a son of Mr. Hirschfield is headmaster; Mr. Keil is a trustee of several trusts (certain of which hold our common shares) for the benefit of Mr. Steinberg's children and other family members (for which Mr. Keil receives no remuneration); Mr. Dougan is the retired President of Equity Oil Company, a company with which the Company had a joint venture that was dissolved in 2004 and Mr. Dougan's son-in-law is the Associate Director of the State of Utah School and Institutional Trust Lands Administration, a state agency that is in negotiations to sell to the Company certain parcels of land and as to which Mr. Dougan's son-in-law has no financial interest. In addition, as stated in the Corporate Governance Guidelines, the Board has determined that friendship among directors shall not in and of itself be a basis for determining that a director is not independent for purposes of serving on the Board.



CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

    POLICIES AND PROCEDURES WITH RESPECT TO TRANSACTIONS WITH RELATED PERSONS

               The Board has adopted a policy to for the review, approval and ratification of transactions that involve "related persons" and potential conflicts of interest (the "Related Person Transaction Policy").

               The Related Person Transaction Policy applies to each director and executive officer of the Company; any nominee for election as a director of the Company; any security holder who is known to own of record or beneficially more than five percent of any class of the Company's voting securities; any immediate family member of any of the foregoing persons; and any corporation, firm, association or their entity in which one or more directors of the Company are directors or officers, or have a substantial financial interest (each a "Related Person").




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



               Under the Related Person Transaction Policy, a Related Person Transaction is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would required disclosure in the Company's filings with the SEC as a transaction with a Related Person.

               Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such interest. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company business and operation.

        RELATED PERSON TRANSACTIONS

        The Company is party to a Services Agreement with each of Messrs. Cumming and Steinberg, each dated as of January 1, 2004, pursuant to which the Company has agreed to provide certain services for Messrs. Cumming and Steinberg and/or affiliated entities. Such services include accounting and cash management services and tax services for both of Messrs. Cumming and Steinberg and transportation services for Mr. Steinberg. Each of Mr. Cumming and Mr. Steinberg pays the Company the cost of providing services to them under the Services Agreements. Mr. Cumming and Mr. Steinberg paid the Company $100,000 and $226,000, respectively, for services rendered by the Company in 2006 and have advanced the Company $110,000 and $236,000, respectively, for services to be rendered by the Company under these agreements in 2007.

        Mr. Steinberg's brother, Morton M. Steinberg, is a partner in the law firm DLA Piper, US LLP, an international law firm with offices in twenty four countries. During 2006, the Company paid approximately $3,000,000 in aggregate fees to such firm for legal services rendered to the Company. This amount represents less than 3% of all fees received by DLA Piper, US LLP in 2006. Mr. Morton Steinberg has a less than 1% partnership interest in DLA Piper, US LLP.

        The Audit Committee or the Board have approved or ratified each of the foregoing.

MEETINGS AND COMMITTEES

        During 2006, the Board of Directors held nine meetings and took action on numerous other occasions.

        The Board of Directors has a standing Audit Committee, Executive Committee, Compensation Committee and Nominating and Corporate Governance Committee.

        The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the conduct and integrity of our financial reporting and financial statements filed with the Securities and Exchange Commission, the scope and performance of our internal audit function, our systems of internal accounting and financial disclosure controls, compliance with legal and regulatory requirements, our Code of Business Practice and Code of Practice, and preparation of the audit committee report. In discharging its duties, the Audit Committee, among other things, has the sole authority to appoint (subject to shareholder ratification, which is not binding on the Audit Committee), compensate (including fee pre-approvals), evaluate and replace the independent auditors, oversee their scope of work, independence and their engagement for any other services, and meets independently with those persons performing the Company's internal auditing function, as well as the Company's independent auditors and senior management.

        During 2006, the Audit Committee met with management and the independent auditors seven times and took action on two other occasions and met twice during 2007. At such meetings, the Audit Committee also met with the independent auditors without management present. The Board of Directors has adopted a charter for the Audit Committee, which is attached as Annex A to the proxy statement for our 2004 Annual Meeting of Shareholders and is also available on our website. See "Annual Report and Company Information" below. The Audit Committee consists of Messrs. Keil (Chairman), Dougan, Hirschfield, Jordan and Nichols. The Board has determined that each of Messrs. Keil and Hirschfield is qualified as an audit committee financial expert within the meaning of regulations of the Securities and Exchange Commission, thereby satisfying the financial expertise requirement of the listing standards of the New York Stock Exchange, and that each member of the Audit Committee is financially literate.

        The function of the Executive Committee is to exercise the authority of the Board of Directors in the management of our business at such times as the full Board of Directors is unavailable in accordance with New York law. The Executive Committee consists of Messrs. Cumming (Chairman), Glaubinger, Jordan and Steinberg. The Executive Committee did not meet in 2006.

        The functions of the Compensation Committee are to determine and approve the compensation of the Chairman of the Board and President including under the 2003 Senior Executive Annual Incentive Bonus Plan (as amended), make recommendations to the Board of Directors with respect to compensation of our other executive officers in consultation with Messrs. Cumming and Steinberg, including with respect to our employee benefit and incentive plans, and to administer our 1999 Stock Option Plan (as amended). The Board of Directors has adopted a charter for the Compensation Committee, which is attached as Annex B to the proxy statement for our 2004 Annual Meeting of Shareholders and is also available on our website. See "Annual Report and Company Information" below. The Compensation Committee met six times and took action on one other occasion during 2006 and met three times during 2007. The Compensation Committee consists of Messrs. Nichols (Chairman), Glaubinger and Jordan.

        The function of the Nominating and Corporate Governance Committee is to assist the Board by identifying qualified candidates to serve as directors and recommend to the Board candidates for election to the Board; to develop and recommend to the Board corporate governance guidelines; and to oversee the evaluations of the Board and management. In selecting nominees to the Board of Directors, the Nominating and Corporate Governance Committee assesses the independence of the candidates and their ability to comply with the Company Corporate Governance Guidelines. The Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee, which is attached as Annex C to the proxy statement for our 2004 Annual Meeting of Shareholders and is also available on our website. See "Annual Report and Company Information" below. The Nominating Committee met once and took action on two other occasion during 2006 and met once during 2007 and consists of Messrs. Jordan (Chairman), Dougan and Nichols.

        THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO THE AUDIT COMMITTEE CHARTER, THE COMPENSATION COMMITTEE CHARTER, THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER AND THE INDEPENDENCE OF THE NON-MANAGEMENT MEMBERS OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL THE INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE IT BY REFERENCE IN A FILING.

        A shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting if written notice of that shareholder's intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of shareholders, not less than 120 days before the first anniversary of our proxy statement in connection with the last annual meeting, and, with respect to an election to be held at a special meeting of shareholders, not later than the tenth day following the date on which notice of the meeting is first given to shareholders. The notice shall include the name and address of the shareholder and his or her nominees, a representation that the shareholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the shareholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the shareholder's nominees, and the consent of each nominee to serve as a director of the Company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. We did not receive any nominations from shareholders for election as directors at the meeting. See "Proposals by Shareholders" for the deadline for nominating persons for election as directors for the 2008 annual meeting.

ATTENDANCE

        All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served. Under our Corporate Governance Guidelines, each director is expected to dedicate sufficient time to the performance of his duties as a director, including by attending meetings of the shareholders, the Board and committees of which he is a member. All directors attended the annual meeting of shareholders in May 2006. A copy of our Corporate Governance Guidelines is available on our website.

MEETINGS OF NON-MANAGEMENT DIRECTORS

        The Board of Directors has determined that the non-management members of the Board of Directors will meet regularly in executive session outside the presence of any member of management, in conjunction with regularly scheduled meetings of the Board. No formal Board action may be taken at any executive session. During 2006, at each executive session, one non-management director was designated by the non-management directors present to serve as the presiding director to chair that executive session. Beginning in 2007, the non-management directors annually will select a presiding director who will serve for a one year term. Mr. Alan Hirschfield is the presiding director for 2007.

COMMUNICATING WITH THE BOARD

        Shareholders and other parties interested in communicating directly with the non-management directors as a group may do so by writing to the Non-Management Members of the Board of Directors, c/o Corporate Secretary, Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010. The Corporate Secretary will review all correspondence and regularly forward to the non-management members of the Board a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Non-management directors may at any time review a log of all correspondence received by the Company that is addressed to non-management members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

CODE OF PRACTICE

        We have a Code of Business Practice, which is applicable to all directors, officers and employees of the Company, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available on our website. The Company intends to post amendments to or waivers from our Code of Practice applicable to our principal executive officers and senior financial officers on its website.

                  PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES



        Set forth below is certain information as of March 29, 2007 with respect to the beneficial ownership of common shares by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common shares determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, which is our only class of voting securities, (2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under "Executive Compensation," (4) the private charitable foundation established by Mr. Cumming and (5) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.



                                                 Number of Shares
Name and Address                                   and Nature of        Percent
of Beneficial Owner                            Beneficial Ownership     of Class
-------------------                            --------------------     --------
Horizon Asset Management Inc. (a)(b)...........   14,767,549              6.8%
Ian M. Cumming.................................   25,474,780  (c)(d)     11.7%
Paul M. Dougan.................................       27,200  (e)         *
Lawrence D. Glaubinger.........................      259,250  (f)          .1%
Alan J. Hirschfield............................       39,250  (g)         *
James E. Jordan................................      139,000  (h)         *
Jeffrey C. Keil................................       14,250  (g)         *
Thomas E. Mara.................................      174,300  (i)         *
Jesse Clyde Nichols, III.......................      161,080  (j)         *
Joseph A. Orlando..............................      172,542  (k)         *
H.E. Scruggs...................................       55,802              *
Joseph S. Steinberg............................   28,042,592  (d)(l)     12.9%
Cumming Foundation ............................      563,646  (m)          .3%
All directors and executive officers
  as a group (12 persons)......................   54,517,471  (n)        25.0%
-------------------

*  Less than .1%.

(a) The business address of Horizon Asset Management Incorporated ("Horizon") is 470 Park Avenue South, New York, New York 10016.

(b)   Based upon a Schedule 13G dated February 13, 2007 filed by Horizon.

(c) Includes 445,620 (.2%) common shares beneficially owned by Mr. Cumming's wife (directly and through trusts for the benefit of Mr. Cumming's children of which Mr. Cumming's wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner and 800,000 (.4%) common shares which Mr. Cumming currently has the right to acquire upon exercise of warrants. Also includes 4,550,000 shares as collateral for various lines of credit.

(d) Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of the Company.

(e) Includes 10,250 common shares that may be acquired upon the exercise of currently exercisable stock options and 300 (less than .1%) common shares owned by Mr. Dougan's wife as to which Mr. Dougan disclaims beneficial ownership.

(f) Includes 3,000 common shares that may be acquired upon the exercise of currently exercisable stock options and 35,800 common shares beneficially held by Mr. Glaubinger's private charitable foundation, as to which Mr. Glaubinger disclaims beneficial ownership.

(g) Consists of 4,250 common shares that may be acquired upon the exercise of currently exercisable stock options.

(h) Includes 3,000 common shares that may be acquired upon the exercise of currently exercisable stock options. Also includes 45,466 shares held in a margin account.

(i) Includes 108,000 common shares that may be acquired upon the exercise of currently exercisable stock options.

(j) Includes 10,250 common shares that may be acquired upon the exercise of currently exercisable stock options and 128,554 (less than .1%) common shares held by a revocable trust for Mr. Nichols' benefit in a margin account, 22,276 (less than .1%) common shares beneficially owned by Mr. Nichols' wife (directly and indirectly through a majority owned company), 7,420 shares (less than .1%) common shares owned by Mr. Nichols' minor children and in trusts for the benefit of Mr. Nichols' minor children as to which Mr. Nichols may be deemed to be the beneficial owner.

(k) Includes 36,000 common shares that may be acquired upon the exercise of currently exercisable stock options.

(l) Includes 139,200 (less than .1%) common shares beneficially owned by Mr. Steinberg's wife and daughter, 22,036,424 (10.2%) common shares held by corporations that are wholly owned by Mr. Steinberg, or by corporations that are wholly owned by a family trust as to which Mr. Steinberg has sole voting and dispositive control, and 2,339,712 (1.1%) common shares held in a trust for the benefit of Mr. Steinberg's children as to which Mr. Steinberg may be deemed to be the beneficial owner and 800,000 (.4%) common shares which Mr. Steinberg currently has the right to acquire upon exercise of warrants.

(m) Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of the common shares held by the foundation.

(n) Includes 300 common shares owned of record by the spouse of a director of the Company as to which the director disclaims beneficial ownership; 1,600,000 common shares that may be acquired by Messrs. Cumming and Steinberg pursuant to the exercise of currently exercisable warrants; 35,000 common shares that may be acquired by directors pursuant to the exercise of currently exercisable stock options; and 195,029 common shares that may be acquired by certain officers pursuant to the exercise of currently exercisable stock options.

        As of March 29, 2007, Cede & Co. held of record 156,756,912 common shares (approximately 72.4% of the total number of common shares outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

        As described in our Form 10-K for the year ended December 31, 2006, our common shares are subject to transfer restrictions that are designed to reduce the possibility that certain changes in ownership could result in limitations on the use of our significant tax attributes. Our certificate of incorporation contains provisions that generally restrict the ability of a person or entity from acquiring ownership (including through attribution under the tax law) of 5% or more of our common shares and the ability of persons or entities now owning 5% or more of our common shares from acquiring additional common shares. Shareholders (and prospective shareholders) are advised that, under the tax law rules incorporated in these provisions, the acquisition of even a single common share may be proscribed under our certificate of incorporation, given (among other things) the tax law ownership attribution rules as well as the tax law rules applicable to acquisitions made in coordination with or in concert with others. The restriction will remain until the earliest of (a) December 31, 2024,
(b) the repeal of Section 382 of the Internal Revenue Code (or any comparable successor provision) and (c) the beginning of our taxable year to which these tax attributes may no longer be carried forward. The restriction may be waived by our Board of Directors. Shareholders are advised to carefully monitor their ownership of our common shares and consult their own legal advisors and/or us to determine whether their ownership of our common shares approaches the proscribed level.

                             EXECUTIVE COMPENSATION

                        [TO BE INCLUDED IN DEFINITIVE PROXY STATEMENT]


INDEMNIFICATION

        Pursuant to contracts of insurance dated October 1, 2006 with Illinois National Insurance Company, 175 Water Street, New York, New York 10038, U.S. Specialty Insurance Company, 13403 Northwest Freeway, Houston, Texas 77040, Westchester Fire Insurance Company, 436 Walnut Street, P.O. Box 1000, Philadelphia, Pennsylvania 19106-3703, Twin City Fire Insurance Company, Hartford Plaza, Hartford, Connecticut 06115, Continental Casualty Insurance Company, 23825 Network Place, Chicago, Illinois 60673-1238, Allied World Assurance Company (U.S.), Inc., 199 Water Street, New York, New York 10038 and XL Specialty Insurance Company, Seaview House, 70 Seaview Avenue, Stamford, Connecticut 06902 we maintain a combined $80,000,000 indemnification insurance policy covering all of our directors and officers. The annual premium for the insurance is approximately $2,340,000. As of March 29, 2007, no payments were received under our indemnification insurance.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of the forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial shareholders, we believe that during the year ended December 31, 2006, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

                             AUDIT COMMITTEE REPORT

        The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2006.

REVIEW WITH MANAGEMENT

        The Audit Committee reviewed and discussed our audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

        The Audit Committee discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers LLP, our independent auditors, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The committee has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, regarding the auditor's judgments about the quality of our accounting principles as applied in our financial reporting. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also concluded that PricewaterhouseCoopers LLP's provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, is compatible with PricewaterhouseCoopers LLP's independence.

CONCLUSION

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission and selected PricewaterhouseCoopers LLP as the independent auditor for 2007.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        Jeffrey C. Keil, Chairman
        Paul M. Dougan
        Alan J. Hirschfield
        James E. Jordan
        Jesse Clyde Nichols, III

        THE INFORMATION CONTAINED IN THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL THE INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN A FILING.

                        INDEPENDENT ACCOUNTING FIRM FEES

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit work performed by our independent auditor, PricewaterhouseCoopers LLP. Specifically, the committee has pre-approved certain specific categories of work and an initially authorized annual amount for each category. For additional services or services in an amount above the initially authorized annual amount, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Committee chair the ability to pre-approve both general pre-approvals (where no specific, case-by-case approval is necessary) and specific pre-approvals. Any pre-approval decisions made by the Committee chair under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by

PricewaterhouseCoopers LLP that do not require specific approval by the Audit Committee must be submitted to the Chief Financial Officer of the Company, who determines that such services are in fact within the scope of those services that have been pre-approved by the Audit Committee. The Chief Financial Officer reports to the Audit Committee periodically.

        The following table sets forth the aggregate fees incurred by us for the following periods relating to our independent accounting firm, PricewaterhouseCoopers LLP:

                                                      Fiscal Year Ended
                                                         December 31,
                                                      -----------------
                                                      2006         2005
          Audit Fees........................       $3,228,000   $4,602,000
          Audit Related Fees................          450,000    1,363,000
          Tax Fees..........................          682,000      581,000
          All Other Fees....................            9,000        8,000
                                                   ----------   ----------
                                                   $4,369,000   $6,554,000
                                                   ==========   ==========

        In the table above, in accordance with the SEC's definitions and rules, Audit Fees are fees paid to PricewaterhouseCoopers LLP for professional services for the audit of the Company's consolidated financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs, and for services that are normally provided by the accountants in connection with regulatory filings or engagements. Audit Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and in 2006 consist of employee benefit plan audits, compliance with regulatory matters and consulting with respect to technical accounting and disclosure rules. Tax Fees are fees for tax compliance, tax advice and tax planning. All Other Fees are fees for services not included in the first three categories. All such services were approved by the Audit Committee.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to shareholders because we believe that this action follows sound corporate practice and is in the best interests of the shareholders. If the shareholders do not ratify the selection by the affirmative vote of the holders of a majority of the common shares voted at the meeting, the Audit Committee of the Board of Directors will reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the shareholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our shareholders' best interests.

        The Board of Directors recommends that the shareholders ratify the selection of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the independent auditors to audit our accounts and those of our subsidiaries for 2007. The Audit Committee approved the selection of PricewaterhouseCoopers LLP as our independent auditors for 2007.
PricewaterhouseCoopers LLP are currently our independent auditors.

        The Board of Directors recommends a vote FOR this proposal.

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

GENERAL

        The Board of Directors recommends an amendment to our certificate of incorporation to increase the number of our common shares authorized for issuance pursuant to our certificate of incorporation from 300,000,000 to 600,000,000. If the amendment to the certificate of incorporation is approved, an additional 300,000,000 common shares will be available for issuance.

        As of March 29, 2007, we had outstanding 216,574,237 common shares, after deducting 56,884,989 common shares held in treasury. In addition, 15,239,490 common shares were reserved for issuance upon conversion of the 3-3/4% Convertible Senior Subordinated Notes due 2014, 3,948,129 common shares were reserved for issuance upon the exercise of stock options, which options were granted or are available for grant pursuant to our Stock Option Plan and 4,000,000 common shares are reserved for issuance upon the exercise of the Warrants issued under the Warrant Plan. Accordingly, only 83,425,763 common shares currently are available for issuance.

REASONS FOR THE AMENDMENT

        The Board of Directors has proposed the increase in the number of authorized common shares because it deems it desirable to have additional common shares available for issuance for general corporate purposes. The additional common shares would be available for sale to raise capital, for further employee benefit plans, for stock splits and stock dividends or for any other lawful corporate purpose in the discretion of the Board of Directors. We currently have no arrangements, commitments or understandings with respect to the issuance of any additional common shares other than upon conversion of the convertible senior subordinated notes or pursuant to the Stock Option Plan and the Warrant Plan. Whether or not any proposed transaction involving the issuance of common shares will be submitted to the shareholders for approval will be determined by applicable law, our certificate of incorporation, our by-laws and the regulations of any securities exchange on which common shares are listed. To the extent that additional authorized common shares are issued in the future, they may decrease the existing shareholders' percentage ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders.

        The Board of Directors recommends a vote FOR this proposal.

                      ANNUAL REPORT AND COMPANY INFORMATION

        A copy of our 2006 Annual Report to shareholders is being furnished to shareholders concurrently herewith.

        Shareholders may request a written copy of our Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, our Corporate Governance Guidelines and our Code of Business Practice, which includes our Code of Practice, by writing to our Corporate Secretary, Laura E. Ulbrandt, at 315 Park Avenue South, New York, New York 10010. Each of these documents is also available on our website, www.leucadia.com.

                            PROPOSALS BY SHAREHOLDERS

        Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2008 annual meeting of shareholders must be received by us at 315 Park Avenue South, New York, New York 10010, Attention of Laura E. Ulbrandt, Assistant Vice President and Secretary, no later than [December 18, 2007].

        Any shareholder proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a shareholder other than for inclusion in our 2008 proxy statement and related form of proxy, timely notice of any shareholder proposal must be received by us in accordance with our by-laws and our rules and regulations no later than [March 2, 2008]. Any proxies solicited by the Board of Directors for the 2008 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

        IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY, WHETHER BY MAIL, BY THE INTERNET OR BY TELEPHONE. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS EXERCISED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW ANY PROXY (INCLUDING AN INTERNET OR TELEPHONIC PROXY) AND VOTE YOUR OWN SHARES.

                                         By Order of the Board of Directors

                                         Laura E. Ulbrandt
                                         Assistant Vice President and Secretary

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          LEUCADIA NATIONAL CORPORATION

                                  MAY 15, 2007



                            PROXY VOTING INSTRUCTIONS

MAIL
----

DATE, SIGN AND MAIL YOUR PROXY
CARD IN THE ENVELOPE PROVIDED                   --------------------------------
AS SOON AS POSSIBLE.  -OR-                      COMPANY NUMBER   |
                                                --------------------------------
TELEPHONE                                       ACCOUNT NUMBER   |
---------                                       --------------------------------
                                                CONTROL NUMBER   |
CALL TOLL-FREE 1-800-PROXIES                    --------------------------------
(1-800-776-9437) FROM ANY
TOUCH-TONE TELEPHONE AND
FOLLOW THE INSTRUCTIONS.
HAVE YOUR CONTROL NUMBER
AND THE PROXY CARD AVAILABLE
WHEN YOU CALL.  -OR-

INTERNET
--------

ACCESS THE WEB PAGE AT
www.voteproxy.com AND FOLLOW
THE ON-SCREEN INSTRUCTIONS.
HAVE YOUR CONTROL NUMBER
AVAILABLE WHEN YOU ACCESS
THE WEB PAGE.

--------------------------------------------------------------------------------
        YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT 1-800-PROXIES OR WWW.VOTEPROXY.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE
        THE MEETING DATE.
--------------------------------------------------------------------------------


      PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED
               IF YOU ARE NOT VOTING VIA TELEPHONE OR THE INTERNET

================================================================================

PROXY

                          LEUCADIA NATIONAL CORPORATION

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 15, 2007 AT 10:00 A.M.

        The undersigned shareholder of Leucadia National Corporation (the "Company") hereby appoints Ian M. Cumming, Joseph S. Steinberg and Laura E. Ulbrandt and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Leucadia National Corporation to be held at PricewaterhouseCoopers LLP, CIBC Auditorium, 300 Madison Avenue, New York, New York on May 15, 2007 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

        Receipt of the Notice of Annual Meeting of Shareholders dated April __, 2007, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 2006 is hereby acknowledged.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND PURSUANT TO ITEM 4.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE
                     ENVELOPE PROVIDED AS SOON AS POSSIBLE.

                         ANNUAL MEETING OF SHAREHOLDERS

                          LEUCADIA NATIONAL CORPORATION

                                  MAY 15, 2007

       [Graphic] PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED [Graphic]

================================================================================

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED
         BELOW AND FOR PROPOSALS 2 AND 3 AND PURSUANT TO ITEM 4. PLEASE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
              MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

================================================================================


ITEM 1. Election of Directors.                       NOMINEES

[_]  FOR ALL NOMINEES                      [Graphic]   IAN M. CUMMING
                                           [Graphic]   PAUL M. DOUGAN
[_]  WITHHOLD                              [Graphic]   LAWRENCE D. GLAUBINGER
AUTHORITY FOR ALL                          [Graphic]   ALAN J. HIRSCHFIELD
NOMINEES                                   [Graphic]   JAMES E. JORDAN
                                           [Graphic]   JEFFREY C. KEIL
[_]  FOR ALL EXCEPT                        [Graphic]   JESSE CLYDE NICHOLS, III
(SEE INSTRUCTIONS BELOW)                   [Graphic]   JOSEPH S. STEINBERG


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as show here:
[Graphic]



ITEM 2. Approval of the amendment to the Company's Certificate of Incorporation increasing the number of the Company's common shares authorized for issuance to 600,000,000 common shares.

      FOR         AGAINST        ABSTAIN
      [_]           [_]            [_]


ITEM 3. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for 2007.

      FOR         AGAINST        ABSTAIN
      [_]           [_]            [_]

ITEM 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.


------------------------------------------


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be substituted via this method.[_]


(Signature)_____________   Signature if held jointly)_____________ Dated: , 2007


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.